UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                   FORM 8-K







PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       December 5, 2000


Commission file number     1-5128




                           Meredith Corporation
         (Exact name of registrant as specified in its charter)

                    Iowa                                42-0410230
      (State or other jurisdiction of                (I.R.S. Employer
       incorporation or organization)               Identification No.)

    1716 Locust Street, Des Moines, Iowa                50309-3023
  (Address of principal executive offices)              (ZIP Code)

                              515 - 284-3000
          (Registrant's telephone number, including area code)












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Item 5. Other Events

Meredith Corporation presented at the CS First Boston Media Conference on December 5, 2000 and the UBS Warburg Media Conference on December 6, 2000. At each conference, Chairman and Chief Executive Officer William T. Kerr, Publishing Group President Stephen M. Lacy and Chief Financial Officer Suku V. Radia discussed company developments and responded to questions. The text of the presentation is attached as an exhibit. A live Webcast of each conference is accessible to the public on the company's Web site, meredith.com. The Webcasts will remain there through the end of January 2001.


Item 7. Financial Statements and Exhibits

        (c) Exhibits

            99.1 Text of presentation at CS First Boston Media Conference and UBS Warburg Media Conference on December 5 and 6, 2000.


































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                                  SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              MEREDITH CORPORATION
                              Registrant




                                 (Suku V. Radia)
                                  Suku V. Radia
                      Vice President - Chief Financial Officer
                              (Principal Financial and
                                 Accounting Officer)










Date: December 5, 2000
















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                               Index to Exhibits




     Exhibit
     Number                                  Item
     -------      -----------------------------------------------------------


      99.1 Text of managment presentation at CS First Boston Media Conference and UBS Warburg Media Conference on December 5 and 6, 2000.



































                                    E-1